Exhibit 99.1

February 19, 2019	Flowers Foods (NYSE: FLO)

FLOWERS FOODS ELECTS RYALS MCMULLIAN CEO EFFECTIVE MAY 2019;

CEO ALLEN L. SHIVER TO RETIRE

THOMASVILLE, Ga. – Flowers Foods, Inc. (NYSE: FLO), producer of Nature’s Own, Wonder, Tastykake, Dave’s Killer Bread, and other bakery foods, today announced that Ryals McMullian, the company’s chief operating officer, has been elected president and chief executive officer, effective as of the company’s 2019 annual meeting of shareholders. The board of directors, in accordance with the company’s management succession plan, elected McMullian following the decision by Allen L. Shiver, president and chief executive officer, to retire and step down from the board. To ensure a seamless transition, Shiver will continue to serve in his current position and as a board member until the annual meeting and will then serve as a non-executive special advisor to the company through the end of the year.

“Succession planning has long been an important priority for the board, and we are pleased to elect Ryals as Flowers Foods’ next president and CEO,” said Benjamin H. Griswold, IV, presiding director of Flowers’ board. “Ryals has been a driving force behind the effort to grow the company into new areas we believe can enhance shareholder value and strengthen our competitive position. He has done an outstanding job aligning the team behind our strategic goals and pushing our efforts forward. We are confident he is the right choice to take the helm at this exciting and important time in our company’s history.”

Commenting on Allen Shiver’s 41-year career with the company, George E. Deese, non-executive chairman of Flowers Foods’ board of directors said, “Allen has been a strong advocate for our company and the baking industry. He has made significant contributions to the development of our brands and the growth of the company through key acquisitions, such as Dave’s Killer Bread, and he led the team during the development and implementation of the company’s strategic transformation under Project Centennial. On behalf of the board, I thank Allen for his many years of service. We look forward to continuing to work with him during the transition period.”

Shiver said, “Over the past four decades, I have seen this company grow from a regional bakery to a national powerhouse, with leading brands and a strong foundation for future growth and value creation. Since 2017, our company has made great strides in establishing a strong team, and we are taking actions to improve efficiencies and enhance profitability. Ryals and I have worked closely together over the past few years, and I know I am leaving the company in very capable hands. It has truly been an honor and privilege to work with all the outstanding members of the Flowers team.”

“I’m deeply honored to accept this responsibility,” said Ryals McMullian. “I firmly believe in Flowers’ vision and long-term strategic plan. We will leverage the power of our unique culture to foster an even greater sense of ownership, engagement, and accountability among all team members. We will continue to take the necessary steps to better position Flowers for future growth in a dynamic business environment by strengthening critical brand-building capabilities, moving into growing adjacent segments, and better leveraging our cost structure. I am energized by the exciting opportunities that lie ahead to grow shareholder value.”

McMullian, 49, joined Flowers Foods in 2003, and was named chief operating officer in July 2018. Since 2016, he has directed the company’s transformation under Project Centennial. Prior to his current position, he served in roles of increasing responsibility, including deputy general counsel, vice president of mergers and acquisitions, and chief strategy officer.

Shiver, 63, joined the company in 1978, and has served as president and chief executive officer of Flowers Foods since 2013. He currently serves as an American Bakers Association (ABA) board member and has served as ABA’s chairman of the board. He currently serves as co-chair of the Grain Foods Foundation Board of Trustees and on the Grocery Manufacturers Association’s President’s Advisory Council and Industry Affairs Council.

About Flowers Foods

Headquartered in Thomasville, Ga., Flowers Foods, Inc. (NYSE: FLO) is one of the largest producers of fresh packaged bakery foods in the United States with 2018 sales of $4 billion. Flowers operates bakeries across the country that produce a wide range of bakery products. Among the company’s top brands are Nature’s Own, Wonder, Dave’s Killer Bread, and Tastykake. Learn more at www.flowersfoods.com.

Investor Contact: J.T. Rieck (229) 227-2253

Media Contact: Paul Baltzer (229) 227-2380

Forward-Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements. Forward-looking statements relate to current expectations regarding our future financial condition, performance and results of operations, long-term strategic and other objectives of management and the expected benefits of the management transition and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. Other factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the company’s prospects in general include, but are not limited to, (a) general economic and business conditions and the competitive conditions in the baked foods industry, including promotional and price competition, (b) changes in consumer demand for our products, including changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward more inexpensive store-branded products, (c) the success of productivity improvements and new product introductions, (d) a significant reduction in business with any of our major customers including a reduction from adverse developments in any of our customer’s business, including as a result of product recalls or safety concerns related to our products, (e) fluctuations in commodity pricing, (f) energy and raw material costs and availability and hedging and counterparty risk, (g) our ability to fully integrate recent acquisitions into our business, (h) our ability to achieve cash flow from capital expenditures and acquisitions and the availability of new acquisitions that build shareholder value, (i) our ability to successfully implement our business strategies, including those strategies the company has initiated under Project Centennial, which may involve, among other things, the integration of recent acquisitions or the acquisition or disposition of assets at presently targeted values, the deployment of new systems and technology and an enhanced organizational structure, (j) consolidation within the baking industry and related industries, (k) disruptions in our direct-store delivery system, including litigation or an adverse ruling from a court or regulatory or government body that could affect the independent contractor classification of our independent distributors, (l) increasing legal complexity and legal proceedings that we are or may become subject to, (m) product recalls or safety concerns related to our products, and (n) the failure of our information technology systems to perform adequately, including any interruptions, intrusions or security breaches of such systems. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. In addition, you should consult other public disclosures made by the company, including the risk factors included in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and disclosures made in other filings with the SEC and company press releases, for other factors that may cause actual results to differ materially from those projected by the company. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law.